PNC ABSOLUTE RETURN FUND LLC

Supplement dated October 10, 2007

to the Prospectus dated July 30, 2007 as revised October 5, 2007

Under the subsection entitled “Compensation” in the “Management of the Fund” section of the prospectus, the following table on page 64 is revised to read as follows:

Name of Director	Aggregate Compensation from the Fund (1)	Pension or Retirement Benefits Accrued (as Part of Fund Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund, the Master Fund and the Fund Complex (2) Paid to Directors
L. White Matthews, III	$9,971	$0	$0	$62,270
Decatur H. Miller	$9,971	$0	$0	$62,270
Edward D. Miller, Jr.	$9,971	$0	$0	$62,270
John R. Murphy	$13,144	$0	$0	$82,270
Thomas L. Owsley	$9,971	$0	$0	$62,270
George R. Packard, III	$9,971	$0	$0	$62,270

(1)	The Fund paid each Director an annual fee of $1,000, plus $500 for each special or telephonic meeting attended. Directors were reimbursed by the Fund for their travel expenses related to Board meetings.
(2)	The Fund Complex consists of 8 registered investment companies that have a common investment adviser with the Fund and Master Fund.